TD ASSET MANAGEMENT USA FUNDS INC.

TDAM New York Municipal Money Market Portfolio
(all Classes)

Supplement dated April 14, 2015 to the prospectuses (each a “Prospectus”)
dated February 27, 2015

The below paragraphs replace the sub-section entitled “New York” under the section “ABOUT CALIFORNIA AND NEW YORK” beginning on page 33 of each Prospectus:

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

As of March 2, 2015, the New York State Division of the Budget (“DOB”) project private sector employment growth of 2.1 percent in calendar year 2014 and 1.6 percent in calendar year 2015 as the State’s labor market expansion matures. Preliminary data suggest that the long-term decline in government employment may also be coming to an end. Overall employment growth for 2014 and 2015 has been revised up to 1.7 percent and 1.4 percent, respectively. Total personal income growth of 4.1 percent is projected for State Fiscal Year 2015, followed by 4.5 percent growth for State Fiscal Year 2016.

The performance of the State’s private sector labor market continues to show strength, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. Although DOB now estimates only low single-digit growth in finance and insurance sector bonuses for the season in progress, considerable risks remain. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections has continued to mount. In addition, recent events have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the Federal Reserve moves closer to its first rate hike in many years, the resulting financial market volatility are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we project, both bonuses and taxable capital gains realizations could be negatively affected.

As of March 2, 2015, DOB estimated that the State will end the 2015 fiscal year with a General Fund cash balance of $7.8 billion, consisting of $1.8 billion in rainy day reserves (after planned deposits), $500 million designated for debt management purposes, $51 million for the costs of labor settlements covering prior periods, and $21 million in the Contingency Reserve Fund. In addition, the balance is expected to include $5.4 billion from monetary settlements with a number of banks for violations of New York banking laws, and a number of insurance companies for violations of New York insurance laws.

DOB also estimated that if the 2 percent State Operating Funds spending benchmark is adhered to, future projected budget gaps in FY 2016, FY 2017 and FY 2018 can be eliminated with projected available resources.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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